UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2019

AMERICAN HONDA FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-36111	California	95-3472715
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

20800 Madrona Avenue Torrance, California		90503
(Address of Principal Executive Offices)		(Zip Code)

(310) 972-2288

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Effective March 12, 2019, Honda Canada Finance Inc. (“HCFI”), a subsidiary of American Honda Finance Corporation (“AHFC”), amended (the “Sixth Amendment”) its C$1.6 billion ($1.2 billion) Second Amended and Restated Credit Agreement, dated March 24, 2014, among HCFI, as the borrower, the lenders party thereto, and Canadian Imperial Bank of Commerce, as administrative agent, joint bookrunner and co-lead arranger, RBC Capital Markets, as joint bookrunner and co-lead arranger, BMO Capital Markets, as co-lead arranger, The Toronto-Dominion Bank, as co-arranger and co-syndication agent, MUFG Bank, Ltd., Canada Branch, as co-arranger and co-syndication agent, Bank of Montreal, as co-syndication agent, Royal Bank of Canada, as co-syndication agent, Mizuho Bank, Ltd., Canada Branch, as documentation agent (the “Second Amendment and Restatement”), as amended on June 30, 2014 (the “First Amendment”), on March 13, 2015 (the “Second Amendment”), on March 23, 2016 (the “Third Amendment”), on March 23, 2017 (the “Fourth Amendment”) and on March 13, 2018 (the “Fifth Amendment” and the Second Amendment and Restatement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, the “Credit Agreement”).

The Sixth Amendment:

•	extended the Tranche A commitment termination date from March 24, 2019 to March 25, 2020;

•	extended the Tranche B commitment termination date from March 24, 2023 to March 25, 2024;

•	deleted and replaced the definition of “Borrower’s Debt Ratings”;

•	deleted and replaced Section 2.11(a) of the Credit Agreement related to the notice that HCFI must provide to the administrative agent to request an extension of the commitment termination date; and

•	deleted each reference to “March 31, 2017” and replaced it with “March 31, 2018”.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the complete text of such Sixth Amendment, a copy of which will be filed as an exhibit to AHFC’s Annual Report on Form 10-K for the year ending March 31, 2019.

References to “C$” are to the Canadian dollar. This report contains translations of certain Canadian dollar amounts into U.S. dollars at the rate specified below solely for your convenience. These translations should not be construed as representations that the Canadian dollar amounts actually represent such U.S. dollar amounts or that they could be converted into U.S. dollars at the rate indicated. U.S. dollar equivalents for “C$” amounts are calculated based on an exchange rate of 1.3637 per U.S. dollar as of December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA FINANCE CORPORATION

Date: March 14, 2019	By:	/s/ Paul C. Honda
Paul C. Honda
Vice President and Assistant Secretary